Trio Merger Corp.
(A Company In the Development Stage)

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	2
Balance Sheet	3
Notes to Financial Statements	4 - 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Trio Merger Corp.

We have audited the accompanying balance sheet of Trio Merger Corp (a company in the development stage) (the “Company”) as of June 24, 2011. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Trio Merger Corp. (a company in the development stage), as of June 24, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum llp

New York, NY
June 30, 2011

Trio Merger Corp.
(A Company In the Development Stage)

Balance Sheet
June 24, 2011

ASSETS
Current assets:
Cash and cash equivalents	$536,315
Prepaid Expenses	18,500
Total current assets	554,815
Cash and cash equivalents held in trust	60,600,000
Prepaid Expenses	29,448
Total assets	$61,184,263

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts Payable	$7,323
Note payable to affiliate	100,000
Total liabilities	107,323
COMMITMENTS
Common Stock, subject to possible conversion, 5,499,999 shares at conversion value	55,549,990
Stockholders’ equity
Preferred stock, $0.0001 par value, 1,000,000 authorized shares and no outstanding shares	-
Common Stock, $0.0001 par value, 55,000,000 authorized shares and 2,225,001 issued and outstanding shares (which excludes 5,499,999 shares subject to possible conversion)	223
Additional paid-in capital	5,533,676
Deficit accumulated during the development stage	(6,949)
Total stockholders’ equity	5,526,950
Total liabilities and stockholders’ equity	$61,184,263

Trio Merger Corp.
(A Company In the Development Stage)

Notes to Financial Statements

Note 1 —Organization and Plan of Business Operations

Trio Merger Corp. (the “Company”) was incorporated in Delaware on February 2, 2011 as a blank check company whose objective is to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or entities (a “Business Combination”).

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (‘‘US GAAP’’) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the ‘‘SEC’’).

At June 24, 2011, the Company had not yet commenced any operations. All activity through June 24, 2011 relates to the Company’s formation and the offering described below. The Company has selected December 31 as its fiscal year-end.

The Company is considered to be a development stage company and as such, the financial statements are prepared in accordance with the Accounting Standards Codification (‘‘ASC’’) topic 915 ‘‘Development Stage Entities.’’ The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on June 20, 2011.  On June 21, 2011, the Company filed a new registration statement to increase the size of the Offering by 20% pursuant to Rule 462(b) under the Securities Act of 1933, as amended.  The Company consummated the Offering on June 24, 2011 and received proceeds net of transaction costs of $57,508,788 which is discussed in Note 3 (‘‘Initial Public Offering’’) and $3,550,000 from the private placement to the initial stockholders of the Company and the underwriters (‘‘Insider Warrants’’) which is described in Note 4 (“Insider Warrants”). On June 24, 2011, the underwriters exercised their over-allotment option and on June 27, 2011, the Company received net proceeds of $8,685,000 which is described in Note 8 (“Subsequent Events”).  The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Insider Warrants, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination with one or more businesses or entities. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $60,600,000 (including the $3,550,000 of proceeds from the sale of Insider Warrants) is being held in a trust account (‘‘Trust Account’’) and invested in United States treasuries having a maturity of 180 days or less until the earlier of (i) the consummation of its initial Business Combination, (ii) the Company’s failure to consummate a Business Combination within the prescribed time and (iii) the Common Stock trades at or below $9.60 per share, subject to certain criteria discussed below. In the event that the Common Stock trades at or below $9.60 per share, there can be released to the Company from the Trust Account amounts necessary to purchase up to 25% of the shares sold in the Offering (1,725,000 shares after the full exercise and closing of the over-allotment option on June 27, 2011). Such purchases will commence on August 19, 2011and end on the date the Company announces an initial Business Combination. Any such purchases will be made only in open market transactions pursuant to a 10b5-1 plan that the Company entered into on June 20, 2011 (the “Share Repurchase Plan”). The Share Repurchase Plan requires the Company to purchase its shares at a price per share not to exceed the market price at any time when the market price falls equal to or below $9.60 per share. The Share Repurchase Plan will remain in place until the maximum number of shares has been purchased under such plan or it expires by its own terms. The Share Repurchase Plan will be structured so as not to require compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and purchases under the plan will be made outside of the requirements of Rule 10b-18. All shares purchased by the Company will be cancelled. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements. The Company’s Chief Executive Officer has agreed that he will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, there can be no assurance that he will be able to satisfy those obligations should they arise. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to fund working capital requirements as well as for any amounts that are necessary to pay the Company’s tax obligations.

Trio Merger Corp.
(A Company In the Development Stage)

Notes to Financial Statements

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired shares in the Offering (“Public Stockholders”) with the opportunity to convert their Public Shares for a pro rata share of the Trust Account. In the event that stockholders owning 6,400,000 or more shares (approximately 92.75% of the shares sold as part of the Units in the Offering including the shares sold as part of the units on June 27, 2011) exercise their conversion rights described below or are sold to the Company for cancellation under the Share Repurchase Plan, the Business Combination will not be consummated. All of the Initial Stockholders will vote any shares they then hold in favor of any proposed Business Combination and will waive any conversion rights they may have in connection with the Business Combination and will not sell any shares to the Company in any tender offer in connection with the Business Combination pursuant to letter agreements executed prior to the Offering.

In connection with any proposed Business Combination, the Company will either (i) seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed Business Combination or (ii) provide its stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote). If the Company seeks stockholder approval of an initial Business Combination, any Public Stockholder voting against such proposed Business Combination will be entitled to demand that his shares be converted for $10.00 per share (regardless of whether the over-allotment option is exercised). In addition, any Public Stockholder will have the right to vote for the proposed Business Combination and demand that his shares be converted for a full pro rata portion of the amount then in the Trust Account (initially $10.03 per share after the full exercise and closing of the over-allotment option on June 27, 2011), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes). If the Company decides to engage in a tender offer, each Public Stockholder will be entitled to receive a full pro rata portion of the amount then in the Trust Account (initially $10.03 per share after the full exercise and closing of the over-allotment option on June 27, 2011), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company or necessary to pay its taxes).

The Company will consummate a Business Combination only if holders of less than 6,400,000 shares (approximately 92.75% of the public shares) elect to convert (in the case of a stockholder meeting) or sell their shares to the Company (in the case of a tender offer) and, solely if the Company seeks stockholder approval, a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, if the Company purchases up to 25% of the shares sold in the Offering (as described above), the 92.75% conversion threshold will be reduced to a percentage such that at least $5,000,000 of funds held in the Trust Account are released to the Company upon closing of the Business Combination. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company will provide that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Exchange Act), will be restricted from seeking conversion rights with respect to an aggregate of more than 12.5% of the shares of common stock sold in the Offering (but only with respect to the amount over 12.5% of the shares of common stock sold in the Offering). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicating the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Trio Merger Corp.
(A Company In the Development Stage)

Notes to Financial Statements

Pursuant to the Company’s amended and restated certificate of incorporation, if the Company does not consummate a Business Combination by December 24, 2012, or June 24, 2013 if the extension criteria have been satisfied, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the outstanding public shares held by the Public Stockholders, at a per-share price, payable in cash, as described below, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The Initial Stockholders have agreed to waive their rights to share in any distribution with respect to their initial shares.

In the event of a redemption of 100% of the public shares, if the Company has not presented to Public Stockholders a proposed Business Combination within the required time period, Public Stockholders shall be entitled to receive a pro rata share of the Trust Account (which is initially anticipated to be approximately $10.03 per share after the full exercise and closing of the over-allotment option on June 27, 2011). If, prior to the Company’s redemption of 100% of the public shares, the Company has presented to Public Stockholders a proposed Business Combination that ultimately was not completed, the Public Stockholders that either voted against the last proposed Business Combination before redemption of 100% of the public shares or did not vote on such Business Combination or sought to sell their shares to the Company in any tender offer commenced in connection with such proposed Business Combination shall be entitled to receive only $10.00 per share, and those Public Stockholders who either voted for the proposed Business Combination or did not seek to sell their shares to the Company in any tender offer and continued to hold their shares until redemption of 100% of the public shares shall be entitled to receive a pro rata share of the Trust Account (which is initially anticipated to be approximately $10.03 per share after the full exercise and closing of the over-allotment option on June 27, 2011), plus any pro rata interest earned on the Trust Account not previously released to the Company).

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents.   The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits.  The Company maintains its cash deposits with major financial institutions.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on February 2, 2011, the evaluation was performed for the upcoming 2011 tax year, which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

Trio Merger Corp.
(A Company In the Development Stage)

Notes to Financial Statements

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 2, 2011 (inception) through June 24, 2011. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 —Initial Public Offering

On June 24, 2011 the Company sold 6,000,000 units (“Units”) at a price of $10.00 per unit in the Offering. Each unit consists of one share of the Company’s common stock, par value $0.0001, and one warrant (‘‘Warrants’’). Each Warrant entitles the holder to purchase one share of common stock at a price of $7.50 commencing on the completion of a Business Combination and expiring three years from the completion of a Business Combination, or earlier upon redemption. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the shares of common stock is at least $12.50 per share for any 20 trading days within a 30-trading day period (“30-Day Trading Period”) ending on the third day prior to the date on which notice of redemption is given and there is a current registration statement in effect with respect to the shares of common stock underlying such Warrants commencing five business days prior to the 30-Day Trading Period and continuing each day thereafter until the date of redemption. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of shares of common stock equal to the quotient obtained by dividing (x) the product of (i) the number of shares of common stock underlying the Warrants, and (ii) the difference between the exercise price of the Warrants and the “fair market value” (defined below), by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the shares of common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. There are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the Warrant exercise. However, if the Company has not filed with the SEC a registration statement covering the shares of common stock issuable upon exercise of the Warrants and a prospectus relating to such shares of common stock is not effective within six months from the completion of a Business Combination, commencing on that day, Warrant holders may, until such time as there is an effective registration statement and during any period thereafter when the Company has failed to maintain an effective registration statement, exercise Warrants on a cashless basis.

Trio Merger Corp.
(A Company In the Development Stage)

Notes to Financial Statements

The Company paid the underwriters in the Offering an underwriting discount of 3.5% ($2,415,000) of the gross proceeds of the Offering, including from the exercise and closing of the over-allotment option. The Company also issued a unit purchase option, for $100, to EarlyBirdCapital, Inc. (‘‘EBC’’) or its designees to purchase 600,000 units at an exercise price of $11.00 per unit. The unit purchase option will be exercisable commencing on the later to occur of the consummation of the Company’s initial Business Combination or June 21, 2012 and will expire on June 20, 2016. The units issuable upon exercise of this option are identical to the units sold in the Offering. The Company accounted for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this unit purchase option is approximately $1,774,030, or $2.96 per unit) using a Black-Scholes option-pricing model. The fair value of the unit purchase option to be granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.40% and (3) expected life of five years. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying Warrants and the market price of the Units and underlying shares of common stock) to exercise the unit purchase option without the payment of any cash. The holder of the unit purchase option will be entitled to certain demand and piggy-back registration rights. The Company will have no obligation to net cash settle the exercise of the unit purchase option or the Warrants underlying the unit purchase option. The holder of the unit purchase option will not be entitled to exercise the unit purchase option or the Warrants underlying the unit purchase option unless a registration statement covering the securities underlying the unit purchase option is effective or an exemption from registration is available. If the holder is unable to exercise the unit purchase option or underlying Warrants, the unit purchase option or Warrants, as applicable, will expire worthless.

Note 4 – Insider Warrants

Simultaneously with the Offering, the Initial Stockholders of the Company and underwriters purchased 7,100,000 Insider Warrants at $0.50 per warrant (for an aggregate purchase price of $3,550,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account. The Insider Warrants are identical to the warrants underlying the Units sold in the Offering except that: (i) the Insider Warrants were purchased pursuant to an exemption from the registration requirements of the Securities Act, (ii) the Insider Warrants are non-redeemable and (iii) the Insider Warrants are exercisable for cash or on a ‘‘cashless’’ basis, in each case, if held by the initial holders or permitted transferees.

The Initial Stockholders and the holders of the Insider Warrants (or underlying shares) are entitled to registration rights with respect to their founding shares and Insider Warrants (or underlying shares) pursuant to agreements signed June 21, 2011. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying shares) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying shares) have certain ‘‘piggy-back’’ registration rights on registration statements filed after the Company’s consummation of a Business Combination.

Note 5 —Notes Payable to Stockholders

The Company issued a $100,000 principal amount unsecured promissory note to Eric S. Rosenfeld, one of the Company’s Initial Stockholders on February 25, 2011. The note is non-interest bearing and payable on the earlier of February 25, 2012 or the consummation of the Offering.  The Company repaid this Note in full on June 28, 2011.

Note 6 —Commitments

The Company presently occupies office space provided by an affiliate of the Company’s Chairman and Chief Executive Officer. Such affiliates have agreed that, until the Company consummates a Business Combination, they will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliates an aggregate of $10,000 per month for such services commencing on June 20, 2011.

Pursuant to letter agreements executed June 21, 2011 with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Founder’s Shares (defined below) upon the Company’s redemption of 100% of the outstanding public shares held by the Public Stockholders.

  The Company has engaged EBC on a non-exclusive basis, to act as its advisor and investment banker in connection with its initial Business Combination and to provide it with assistance in negotiating and structuring the terms of its initial Business Combination. The Company will pay EBC a cash fee of $2,415,000 for such services upon the consummation of its initial Business Combination.

Note 7 —Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of June 24, 2011, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 55,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 1,437,500 shares of the Company’s common stock were sold to the Initial Stockholders at a price of approximately $0.01739 per share for an aggregate of $25,000 (the “Founder’s Shares”).

Effective June 21, 2011, the Company’s Board of Directors authorized a stock dividend of 0.2 shares for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares of common stock have been retroactively restated to reflect this transaction.

As of June 24, 2011, 7,725,000 shares of common stock were issued and outstanding.

Trio Merger Corp.
(A Company In the Development Stage)

Notes to Financial Statements

Note 8 – Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued.  On June 24, 2011 the underwriters exercised their full over-allotment option and on June 27, 2011 purchased an additional 900,000 units subject to such over-allotment option.  The units sold pursuant to the over-allotment option were sold at an offering price of $10.00 per unit, generating net proceeds of $8,685,000 after transaction costs.  Of the net proceeds from the exercise and closing of the over-allotment option, $8,610,000 was placed in the Trust Account for the benefit of public stockholders, for a total of $69,210,000 (or $10.03 per unit sold in the Offering, including the over-allotment option) being held in trust.